Exhibit 99.1

DEFAULTED RECEIVABLES

SUPPLEMENTAL SERVICING AGREEMENT

between

CAPITAL ONE BANK (USA), NATIONAL ASSOCIATION,

as Servicer

and

CAPITAL ONE FUNDING, LLC,

as Transferor

Dated as of July 15, 2010

This Defaulted Receivables Supplemental Servicing Agreement (this “Agreement”) is made as of July 15, 2010, between Capital One Bank (USA), National Association, as Servicer (the “Servicer”), and Capital One Funding, LLC, as Transferor (“Funding”).

BACKGROUND

Each capitalized term is defined in Article I of this Agreement.

When a Receivable becomes a Defaulted Receivable under the Pooling Agreement, it is transferred automatically by the Trustee to Funding. The Servicer, however, remains obligated to service the Defaulted Receivable, and the Trustee remains entitled to all Recoveries on the Defaulted Receivable.

This Agreement is being executed to facilitate the servicing of Defaulted Receivables by the Servicer and the transfer of Recoveries to the Trustee.

AGREEMENT

In consideration of the background and the mutual promises in this Agreement and for other valuable consideration, the receipt and adequacy of which are acknowledged, the parties agree to the following:

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.01. Definitions. The following definitions apply in this Agreement:

“Agreement” has the meaning set forth in the first paragraph of this document.

“Closing Date” means the close of business on July 15, 2010.

“Defaulted Receivable” has the meaning set forth in the Pooling Agreement.

“Funding” has the meaning set forth in the first paragraph of this Agreement.

“Pooling Agreement” means the Amended and Restated Pooling and Servicing Agreement, dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, and July 1, 2007, among the Servicer, Funding, and the Trustee, as amended by the First Amendment, dated as of March 1, 2008, and the Second Amendment, dated as of July 15, 2010, and as further amended or supplemented from time to time.

“Receivable” has the meaning set forth in the Pooling Agreement.

“Recoveries” has the meaning set forth in the Pooling Agreement.

“Servicer” has the meaning set forth in the first paragraph of this Agreement.

“Servicing Fee” has the meaning set forth in the Pooling Agreement.

“Trust” means Capital One Master Trust.

“Trustee” means The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee of the Trust.

Section 1.02. Rules of Construction. The term “include” introduces a nonexhaustive list. The canon of ejusdem generis may be applied only in the context of this Agreement’s purpose and not merely in the context of a particular phrase. A reference to any law is to that law as amended or supplemented to the applicable time. A reference to any agreement, document, policy, or procedure is to that agreement, document, policy, or procedure as amended or supplemented to the applicable time. A reference to any person or entity includes that person’s or entity’s successors and permitted assigns.

ARTICLE II

SERVICING AND TRANSFER FOR COLLECTION

Section 2.01. Confirmation of Servicing. The Servicer is obligated under the Pooling Agreement to service and administer each Defaulted Receivable that has been transferred automatically to Funding until all related Recoveries have been remitted to the Trustee. The Servicing Fee is an arm’s-length and fair-market-value fee for all of the Servicer’s obligations under the Pooling Agreement, including its obligation to service and administer each Defaulted Receivable.

Section 2.02. Transfer for Collection. By executing this Agreement and without any further action, immediately after a Receivable becomes a Defaulted Receivable and is transferred to Funding by the Trustee under Section 2.09(b) of the Pooling Agreement, Funding transfers and assigns to the Servicer for collection all of Funding’s right, title, and interest in, to, and under that Defaulted Receivable. In addition, Funding ratifies and affirms its transfer and assignment to the Servicer for collection of all of Funding’s right, title, and interest in, to, and under the Receivables that became Defaulted Receivables before the Closing Date. The Servicer accepts, for collection, all of these Defaulted Receivables subject to the Trustee’s right, title, and interest in, to, and under all Recoveries allocable to the Defaulted Receivables.

Section 2.03. Sale of Defaulted Receivables to Third-Party Purchasers. The Servicer may recover on Defaulted Receivables by selling them to third-party purchasers. The purchase price that is paid for any Defaulted Receivable by a third-party purchaser will be a Recovery that must be remitted to the Trustee. By executing this Agreement and without any further action, Funding releases all of its right, title, and interest in, to, and under any Defaulted Receivable that is sold to a third-party purchaser upon the full and irrevocable payment of the related purchase price.

Section 2.04. Transfer of Recoveries. All Recoveries (including any payment described in Section 2.03) must be remitted as required under the Pooling Agreement.

Section 2.05. Representations and Warranties. On the Closing Date, each party represents and warrants that (i) it has been duly formed and is validly existing in good standing under the laws of the jurisdiction of its organization, (ii) it has full power and authority, and has taken all necessary action, to duly authorize, execute, and deliver this Agreement, to fulfill its obligations under this Agreement, and to consummate the transactions contemplated by this Agreement, (iii) its execution and delivery of this Agreement and its performance of the transactions contemplated by this Agreement do not violate any applicable law, conflict with any agreement that is material to it, or require any approvals that it has not already obtained, (iv) this Agreement constitutes its legal, valid, and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other laws affecting the rights of creditors generally or by principles of equity, and (v) it is not insolvent and is not expected to become insolvent.

ARTICLE III

TERM AND MISCELLANEOUS PROVISIONS

Section 3.01. Term. Unless terminated earlier with the consent of each party, this Agreement will continue in full force until the termination of the Pooling Agreement.

Section 3.02. Amendment. This Agreement can be modified only by a written document that is executed by all of the parties.

Section 3.03. Governing Law. THIS AGREEMENT IS GOVERNED BY AND MUST BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK, REGARDLESS OF ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES MUST BE DETERMINED ACCORDING TO THOSE LAWS.

Section 3.04. Notices. All notices and other communications under this Agreement must be in writing and must be given as described in the Pooling Agreement.

Section 3.05. Severability. If any part of this Agreement is held to be invalid or otherwise unenforceable, the rest of this Agreement will be considered severable and will continue in full force for so long as this Agreement as modified continues to express, without material change, the original intent of the parties and the deletion of the invalid or otherwise unenforceable part will not substantially impair the expectations of the parties or the practical realization of the benefits that would otherwise be conferred on the parties.

Section 3.06. Assignment. No party can assign any interest in this Agreement, unless (i) at least 10 days prior to the assignment, notice is given to the other party and (ii) the other party gives its prior written approval to the assignment.

Section 3.07. Further Assurances. Each party must take all actions that are reasonably requested by the other party to effect more fully the purposes of this Agreement.

Section 3.08. No Waiver; Cumulative Remedies. No failure to exercise or delay in exercising any right or remedy under this Agreement will effect a waiver of that right or remedy. No single or partial exercise of any right or remedy under this Agreement will preclude any other or further exercise of that right or remedy or any other right or remedy. Except as otherwise expressly provided, the rights and remedies under this Agreement are cumulative and not exhaustive.

Section 3.09. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be considered an original but all of which together will constitute one agreement.

Section 3.10. Binding Effect. This Agreement benefits and is binding on the parties and their successors and permitted assigns.

Section 3.11. Merger and Integration. This Agreement contains all of the terms and conditions relating to its subject matter to which the parties have agreed. All prior understandings of any kind are superseded by this Agreement. This Agreement is not, and does not effect, an amendment to the Pooling Agreement.

Section 3.12. Headings. The headings are for reference only and may not affect the interpretation of this Agreement.

Section 3.13. Nonpetition Covenant. Regardless of any prior termination of this Agreement, no party (except for Funding to the extent prohibited by law from making this covenant in connection with itself) may file, commence, join, encourage, provide support for, or acquiesce in a petition, proceeding, or other action that causes Funding or the Trust to be a debtor under the U.S. Bankruptcy Code or any other insolvency, bankruptcy, conservatorship, receivership, liquidation, reorganization, or other debtor relief law or that causes a trustee, conservator, receiver, liquidator, or similar official to be appointed for Funding, the Trust, or any substantial part of any of their property.

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Executed by the parties through their duly authorized officers as of July 15, 2010.

CAPITAL ONE BANK (USA), NATIONAL ASSOCIATION, as Servicer

By:	/s/ Daniel Rosen
	Name:	Daniel Rosen
	Title:	Managing Vice President, Treasury

CAPITAL ONE FUNDING, LLC, as Transferor

By:	/s/ Amy Amsler
	Name:	Amy Amsler
	Title:	Assistant Vice President

[Signature Page for Defaulted Receivables

Supplemental Servicing Agreement]